 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2014

CELL MEDX CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4575 Dean Martin Drive, STE 2206 Las Vegas, NV		89103
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(310) 508-9398

Sports Asylum, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 30, 2014, Sports Asylum, Inc. (the “Company”) filed articles of merger with the Nevada Secretary of State to change the Company’s name to “Cell MedX Corp.” (the “Name Change”).  The Name Change is expected to become effective on October 9, 2014. The Company incorporated a wholly owned subsidiary, Cell MedX Corp., solely for the purpose of completing the Name Change. Pursuant to the provisions of NRS 92A.180, the Company merged its wholly owned subsidiary into the Company, with the Company continuing as the surviving entity.  Other than the Name Change, no other changes were made to the Company’s articles of incorporation and shareholder approval for the merger was not required.

Effective October 9, 2014, the Company’s new trading symbol on the OTC Marketplace will be “CMXC” and a new CUSIP number of 15115X 107 and a new ISIN number of US15115X1072 will be assigned to the Company's common stock.

SECTION 7 – REGULATION FD DISCLOSURE

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 8, 2014, the Company issued a press release announcing the name change. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger dated September 22, 2014 between Sports Asylum, Inc. (as surviving company) and Cell MedX Corp. (as merging entity).
3.1	Certificate of Merger.
3.2	Articles of Merger between Sports Asylum, Inc. (as surviving company) and Cell MedX Corp. (as merging entity), with surviving entity changing its name to "Cell MedX Corp."*
99.1	Press Release dated October 8, 2014.

* Incorporated by reference from the Form 10-Q filed with SEC on October 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CELL MEDX CORP.

Date:  October 8, 2014                                            By:        /s/ Frank McEnulty
Frank McEnulty,
Chief Executive Officer, Chief Financial Officer,
Secretary, Treasurer and Director